UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2017

CombiMatrix Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33523	47-0899439
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Goddard, Suite 100, Irvine, CA	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CombiMatrix Corporation (the “Company”) held a special meeting of its stockholders on November 10, 2017 (the “Special Meeting”). At the Special Meeting, 1,844,851 shares of the Company’s common stock, or approximately 62.8% of the outstanding common stock entitled to vote, were represented by proxy or in person.

At the Special Meeting, the following proposals, each of which is described in detail in the Company’s proxy statement/prospectus included in the Registration Statement on Form S-4 (Reg. No. 333-220447), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on October 5, 2017, were voted upon and approved according to the following final voting results:

To approve and adopt the Agreement and Plan of Merger and Reorganization, dated as of July 31, 2017 (the “Merger Agreement”), by and among Invitae Corporation (“Invitae”), Coronado Merger Sub, Inc. (“Merger Sub”) and the Company, as such agreement may be amended from time to time, and the transactions contemplated thereby, including the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Invitae (the “Merger”):

For	1,786,526
Against	58,305
Abstain	20
Broker Non-Votes	-

To approve, on a non-binding advisory basis, specified compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger, as described in the proxy statement:

For	1,520,898
Against	311,614
Abstain	12,339
Broker Non-Votes	-

The proposal to approve the possible adjournment of the special meeting, including, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the foregoing proposals, was not tabulated because there were sufficient votes to approve the other two proposals.

Completion of the proposed Merger remains subject to the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Item 8.01.	Other Events.

On November 10, 2017, the Company issued a press release announcing that it received stockholder approval for the previously announced Merger Agreement and the transactions contemplated thereby, including the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Safe Harbor for Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger; satisfaction of closing conditions; the impact of the announcement or the closing of the Merger on the Company’s relationships with its employees, existing customers or potential future customers; the ability of Invitae to successfully integrate the Company’s operations and employees; the ability to realize anticipated synergies and costs savings of the proposed Merger; and such other risks detailed in the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 6, 2017, which contains and identifies important factors that could cause actual results to differ materially from those contained in the forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release issued by CombiMatrix Corporation, dated November 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: November 13, 2017	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer